BLACKROCK FUNDS III

LifePath® Retirement Portfolio

LifePath 2020 Portfolio®

LifePath® 2025 Portfolio

LifePath 2030 Portfolio®

LifePath® 2035 Portfolio

LifePath 2040 Portfolio®

LifePath® 2045 Portfolio

LifePath® 2050 Portfolio

LifePath® 2055 Portfolio

(the “LifePath Portfolios”)

Supplement dated October 22, 2013 to the Prospectuses of the LifePath Portfolios,
each dated April 30, 2013

Effective October 31, 2013, BlackRock Emerging Markets Fund, Inc. and International Tilts Master Portfolio, a series of Master Investment Portfolio (“MIP”), will be added as eligible underlying funds for the LifePath Portfolios.

The section in the Prospectuses of the LifePath Portfolios entitled “Details About the LifePath Portfolios — Information About the Underlying Funds” is amended as follows.

The first sentence of the first paragraph of the section is deleted in its entirety and replaced with the following:

Five of the Underlying Funds — Active Stock Master Portfolio, Bond Index Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Russell 1000 Index Master Portfolio — are diversified portfolios of MIP.

The second paragraph of the section is deleted in its entirety and replaced with the following:

Five of the Underlying Funds — BlackRock Commodity Strategies Fund, BlackRock Emerging Markets Fund, Inc., CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Small Cap Index Series — are managed by BlackRock Advisors, LLC (“BAL”), an affiliate of BFA and administrator for the LifePath Portfolios.

The section is amended to add the following:

BlackRock Emerging Markets Fund, Inc.

BlackRock Emerging Markets Fund, Inc. seeks long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets. Under normal conditions, BlackRock Emerging Markets Fund, Inc. invests at least 80% of its total assets in equity securities of issuers located in countries with developing capital markets. Equity securities consist primarily of common and preferred stocks and depositary receipts, and include securities convertible into common stock, and securities or other instruments whose price is linked to the value of common stock. A developing capital market is the market of any country that the World Bank, the International Finance Corporation, the United Nations or its authorities have determined to have a low or middle income economy. Countries with developing capital markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. For this purpose, developing capital markets include, but are not limited to, the markets of all countries that comprise the MSCI Emerging Markets Index. BlackRock Emerging Markets Fund, Inc. may also consider an issuer to be located in a country that has a developing capital market if at least 50% of the issuer’s assets, gross revenues or profits in any one of the last two years represents assets or activities located in such countries.

International Tilts Master Portfolio

International Tilts Master Portfolio seeks to provide long-term returns in excess of the total rate of return of the MSCI Europe Australasia Far East Free Index (the “MSCI EAFE Free Index”). Under normal circumstances, International Tilts Master Portfolio seeks to invest a majority of its net assets plus any borrowings for investment purposes in non-U.S. equity securities and equity like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Free Index. The MSCI EAFE Free Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada. International Tilts Master Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities. From time to time International Tilts Master Portfolio may invest in shares of companies through “new issues” or initial public offerings. International Tilts Master Portfolio may also invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.

Shareholders should retain this Supplement for future reference.

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